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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 22, 2002
                        (Date of earliest event reported)



                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                  333-69286               72-1375844
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)       Identification Number)

          414 NORTH CAUSEWAY BLVD
               MANDEVILLE, LA                                     70448
(Address of Principal Executive Offices)                        (Zip Code)


                                 (985) 727-2000
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5 - OTHER EVENTS

     On July 22, 2002, Hornbeck Offshore Services, Inc. (the "Company") announced that it has filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock. Additional information is included in the Company's press release dated July 22, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:


         EXHIBIT
         NUMBER                   DESCRIPTION
         -------                  -----------

          99.1         Press Release dated July 22, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Hornbeck Offshore Services, Inc.


Date:  July 24, 2002             By: /s/ JAMES O. HARP, JR.
                                    --------------------------------------------
                                     James O. Harp, Jr.
                                     Vice President and Chief Financial Officer




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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER                   DESCRIPTION
       ----------                 -----------
          99.1         Press Release dated July 22, 2002.
